                                                                    Exhibit 31.2

          CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I , Kumar Gursahaney, certify that:

         (1)      I have reviewed this quarterly report on Form 10-Q/A of AmComp
                  Incorporated for the quarter ended March 31, 2006;

         (2)      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
                  circumstances under which such statements were made, not
                  misleading with respect to the period covered by this report;

         (3)      Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects, the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

         (4)      The registrant's other certifying officer(s) and I are
                  responsible for establishing and maintaining disclosure
                  controls and procedures (as defined in Exchange Act Rules
                  13a-15(e) and 15d-15(e)) for the registrant and have:

                  a)       Designed such disclosure controls and procedures, or
                           caused such disclosure controls and procedures to be
                           designed under our supervision, to ensure that
                           material information relating to the registrant,
                           including its consolidated subsidiaries, is made
                           known to us by others within those entities,
                           particularly during the period in which this report
                           is being prepared;

                  b)       Evaluated the effectiveness of the registrant's
                           disclosure controls and procedures and presented in
                           this report our conclusions about the effectiveness
                           of the disclosure controls and procedures, as of the
                           end of the period covered by this report based on
                           such evaluation; and

                  c)       Disclosed in this report any change in the
                           registrant's internal control over financial
                           reporting that occurred during the registrant's most
                           recent fiscal quarter (the registrant's fourth fiscal
                           quarter in the case of an annual report) that has
                           materially affected, or is reasonably likely to
                           materially affect, the registrant's internal control
                           over financial reporting; and

         (5)      The registrant's other certifying officer(s) and I have
                  disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors
                  (or persons performing the equivalent functions):

                  a)       All significant deficiencies and material weaknesses
                           in the design or operation of internal control over
                           financial reporting which are reasonably likely to
                           adversely affect the registrant's ability to record,
                           process, summarize and report financial information;
                           and

                  b)       Any fraud, whether or not material, that involves
                           management or other employees who have a significant
                           role in the registrant's internal control over
                           financial reporting.

Date:  December 13, 2006

                                           /s/  Kumar Gursahaney
                                           -------------------------------------
                                           Name:  Kumar Gursahaney
                                           Title: Principal Financial Officer